UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 October 1, 2004

                              QUALITY SYSTEMS, INC.
                        (Commission File Number: 0-13801)

             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

                                   95-2888568
                      (IRS Employer Identification Number)

                             18191 Von Karman, Suite
                            Irvine, California 92612
                    (Address of Principal Executive Offices)
                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year.

            On October 1, 2004, Part 1 of Exhibit A to the Bylaws of Quality Systems, Inc. were amended to provide a definition of independent director that conformed to that of Nasdaq rule 4200(15). The prior version of the amended section provided a lifetime prohibition from being deemed independent if a director had ever been employed by the Company. Other changes to such section conformed the prior text to that of Rule 4200(15). A complete copy of the bylaws, as amended, is attached to this Form 8-K as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

            Exhibit 3.1 Bylaws, as amended and restated, dated October 1, 2004.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004                 QUALITY SYSTEMS, INC.


                                      By: /s/ Paul Holt
                                          -------------------------------------
                                          Paul Holt
                                          Chief Financial Officer


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

                                INDEX TO EXHIBITS

    Exhibit
    Number        Description
    ------        --------------------------------------------------------------

     3.1          Bylaws, as amended and restated, dated October 1, 2004.


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